UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09637

Name of Fund:	BlackRock Large Cap Series Funds, Inc.
BlackRock Event Driven Equity Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2022

Date of reporting period: 11/30/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

NOVEMBER 30, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock Event Driven Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of November 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a strong advance. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. and other developed-market equities have room for further growth, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	9.38%	27.92%

U.S. small cap equities (Russell 2000® Index)	(2.60)	22.03

International equities (MSCI Europe, Australasia, Far East Index)	(3.84)	10.77

Emerging market equities (MSCI Emerging Markets Index)	(10.81)	2.70

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.05

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.38	(3.84)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.02	(1.15)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.67	2.22

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.05	5.27

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2021	BlackRock Event Driven Equity Fund

Investment Objective

BlackRock Event Driven Equity Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2021, the Fund underperformed its benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index. For the same period, the Fund underperformed the Russell 1000® Index.

What factors influenced performance?

The Fund is an absolute return strategy managed to a cash benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index. The Fund is diversified across hard catalyst (primarily publicly announced mergers), soft catalyst (companies undergoing meaningful corporate events), and credit opportunities.

Coming into the year, the investment adviser used the analogy of a “see-saw” to describe the outlook for 2021, expecting there to be a number of competing dynamics at play that would likely drive periods of heightened volatility. This has largely played out, with both headwinds and tailwinds materializing over the course of the year, as well as several meaningful behavioral changes coming out of the pandemic. Of note, increased volatility of decision-making in a post-COVID-19 world by key market constituents, namely regulators, chief executive officers and boards, and market participants (investors), drove merger spreads sharply wider from June 2021 into early August 2021. During this period, the Fund largely maintained positioning and weathered the mark-to-market, but adjusted position exposures as appropriate. Especially during the period of increased volatility, the Fund’s disciplined approach to risk management and increased diversification of idea implementation helped successfully navigate the period.

The largest detractor from performance was the Fund’s hard catalyst investment in Advanced Micro Devices, Inc. (“AMD”) / Xilinx, Inc. Despite the highly strategic nature of the transaction and the positive developments toward deal completion, AMD’s positive earnings results in late July 2021 drove significant retail and momentum investor interest, rapidly pushing AMD’s stock price higher. This technical dynamic caused AMD and Xilinx’s share prices to decouple, resulting in increased risk per share and significant forced unwinding of the merger spread. Despite this spread widening, the transaction made significant progress toward completion and the investment adviser maintains conviction that it will ultimately close. Positioning in Aon PLC / Willis Towers Watson PLC also detracted from performance. Early in the period, the Department of Justice sued to block the transaction, indicating the need for additional divestitures to secure regulatory approval. Despite making progress on regulatory approvals around the world, the companies announced a mutual agreement to terminate their business combination in July 2021. Lastly, the Fund’s Arconic strategy detracted from returns, as the transient impacts of COVID-19’s Delta variant and Boeing’s 787 production rate cut weighed on the aerospace supply chain.

The largest individual contributor to performance was a soft catalyst investment in Xilinx, as broad-based demand on an improved cost structure drove record quarterly results and the company’s acquisition by AMD remains on track to successfully complete. An investment in the Microsoft Corp. / Nuance Communications, Inc. merger further bolstered returns as the transaction received regulatory approval in the United States and continued to progress towards completion. Positioning in the salesforce.com, Inc. / Slack Technologies, Inc. merger also benefited results during the period. The investment adviser believed this to be a highly strategic transaction and maintained a high level of conviction that the merger would be approved by regulators, even after it became subject to an extended U.S. regulatory review earlier in the year. The merger received unconditional antitrust approval in the United States early in the third quarter of 2021 and successfully completed.

The Fund held derivatives during the period as part of its investment strategy. Contracts for difference are used by the Fund as the primary instrument to gain exposure to merger arbitrage situations. As a result, cash and cash equivalents are not representative of unencumbered cash. Employing contracts for difference in this manner results in the Fund typically maintaining a liquidity buffer of approximately 80%-85% of net assets, which may fluctuate at any given time. Cash balances are invested in BlackRock Liquidity Funds, T-Fund, which invests in U.S. Treasury bills, notes, and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and repurchase agreements secured by such obligations or cash. The Fund’s use of derivatives had a negative impact on Fund performance during the period.

Describe recent portfolio activity.

The Fund maintained a constructive stance on the opportunity set across the event-driven landscape throughout the period. During the period, the Fund shifted capital across the three sub-strategies, modestly increasing exposure to soft catalyst and credit opportunities. The portfolio remains highly hedged, and the Fund is well positioned to take advantage of opportunities across the catalyst spectrum.

Describe portfolio positioning at period end.

The Fund remained diversified across the spectrum of corporate events, while maintaining a skew to hard catalyst, merger arbitrage opportunities. The Fund was comprised of 89 investments at the end of the period, with roughly 71% of the portfolio invested in hard catalyst opportunities, 23% in soft catalyst and 6% in credit. From a geographical perspective, the Fund’s exposure was concentrated in the United States, with about 75% of the Fund’s gross exposure in North America, 22% in Europe and about 3% in Asia Pacific. The Fund remained diversified across sectors and market capitalizations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in the market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of November 30, 2021 (continued)	BlackRock Event Driven Equity Fund

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(1.92)%	1.94%	N/A	5.77%	N/A	8.62%	N/A
Investor A	(2.01)	1.70	(3.64)%	5.49	4.36%	8.35	7.76%
Investor C	(2.47)	0.87	(0.12)	4.71	4.71	7.72	7.72

Russell 1000® Index(c)	8.37	26.67	N/A	17.93	N/A	16.18	N/A
ICE BofA 3-Month U.S. Treasury Bill Index(d)	0.01	0.05	N/A	1.15	N/A	0.63	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and related derivative instruments with similar economic characteristics. The Fund’s total returns prior to May 8, 2015 are the returns of the Fund when it utilized different investment strategies under the name BlackRock Large Cap Core Plus Fund.

(c)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

(d)	An unmanaged index that measures returns of 3-month Treasury Bills.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual						Hypothetical(a)

			Including Interest Expense		Excluding Interest Expense			Including Interest Expense			Excluding Interest Expense

	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Expenses Paid During the Period	(c)	Beginning Account Value (06/01/21)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(b)	Ending Account Value (11/30/21)	Expenses Paid During the Period	(c)

Institutional	$ 1,000.00	$ 980.80	$ 5.78		$ 5.78		$ 1,000.00	$ 1,019.24	$ 5.89		$ 1,019.24	$ 5.89
Investor A	1,000.00	979.90	7.02		7.02		1,000.00	1,017.98	7.15		1,017.98	7.15
Investor C	1,000.00	975.30	10.73		10.73		1,000.00	1,014.21	10.94		1,014.21	10.94

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.16 for Institutional, 1.42 for Investor A, and 2.17 for Investor C), multiplied by average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.16 for Institutional, 1.41 for Investor A, and 2.17 for Investor C), multiplied by average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of November 30, 2021 (continued)	BlackRock Event Driven Equity Fund

Portfolio Information

SECTOR ALLOCATION

	Percent of Total Investments(a)

Sector(b)	Long	Short	Total

Industrials	22%	4%	26%

Information Technology	19	6	25

Health Care	15	1	16

Financials	1	8	9

Investment Companies	—	5	5

Materials	3	2	5

Utilities	4	—	4

Communication Services	3	—	3

Real Estate	3	—	3

Consumer Discretionary	2	—	2

Consumer Staples	2	—	2

	74%	26%	100%

(a)	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.

(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Schedule of Investments (unaudited) November 30, 2021	BlackRock Event Driven Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
Howmet Aerospace, Inc.	2,975,192	$83,692,151

Automobiles — 0.1%
Rivian Automotive, Inc., Class A(a)	46,325	5,547,882

Banks — 0.0%
Valley National Bancorp	132,147	1,776,056

Biotechnology — 0.0%
Gracell Biotechnologies, Inc., ADR(a)	32,249	249,607
Lyell Immunopharma, Inc.(a)	10,881	103,914

		353,521

Capital Markets — 0.3%
KKR Acquisition Holdings I Corp.(a)	450,000	4,504,500
Orion Acquisition Corp.(a)	1,835,000	18,350,000
Robinhood Markets, Inc., Class A(a)(b)	30,897	801,468

		23,655,968

Chemicals — 1.2%
Akzo Nobel NV	23,663	2,489,970
Axalta Coating Systems Ltd.(a)	484,011	14,675,214
Dow, Inc.	4,567	250,865
DuPont de Nemours, Inc.	97,081	7,180,111
International Flavors & Fragrances, Inc.	37,855	5,381,845
Olin Corp.	977,011	53,100,548
Sherwin-Williams Co.	64,178	21,258,321

		104,336,874

Commercial Services & Supplies — 0.5%
ACV Auctions, Inc., Class A(a)	24,457	517,999
GFL Environmental, Inc.(b)	1,143,202	44,127,597

		44,645,596

Consumer Finance — 0.0%
Lufax Holding Ltd., ADR(a)	353,925	2,258,041

Diversified Consumer Services — 0.0%
Duolingo, Inc.(a)	3,611	397,896

Electronic Equipment, Instruments & Components — 0.2%
Keysight Technologies, Inc.(a)	80,072	15,572,403

Entertainment — 0.0%
ROBLOX Corp., Class A(a)(b)	16,379	2,065,392

Equity Real Estate Investment Trusts (REITs) — 0.2%
Orion Office REIT, Inc.(a)	2,347	41,697
Realty Income Corp.	23,465	1,593,743
Welltower, Inc.	161,067	12,824,155

		14,459,595

Food Products — 0.2%
Conagra Brands, Inc.	448,200	13,692,510
Sovos Brands, Inc.(a)	140,754	2,171,834

		15,864,344

Health Care Equipment & Supplies — 0.5%
Cooper Cos., Inc.	7,703	2,899,948
Envista Holdings Corp.(a)	1,099,945	42,677,866
Talis Biomedical Corp.(a)	5,082	23,784

		45,601,598

Health Care Providers & Services — 0.6%
Anthem, Inc.	2,711	1,101,290
Brookdale Senior Living, Inc.(a)	4,744,553	27,803,081

Security	Shares	Value

Health Care Providers & Services (continued)
Cigna Corp.	118,616	$22,762,410
Innovage Holding Corp.(a)	23,992	191,216

		51,857,997

Health Care Technology — 0.0%
Definitive Healthcare Corp.(a)(b)	117,021	3,429,886

Hotels, Restaurants & Leisure — 0.4%
Caesars Entertainment, Inc.(a)(b)	329,625	29,689,324
Dutch Bros, Inc., Class A(a)	3,548	187,476
Sweetgreen, Inc., Class A(a)	29,081	1,110,313

		30,987,113

Insurance — 0.0%
Root, Inc., Class A(a)	11,998	47,752

Interactive Media & Services — 0.0%
Kanzhun Ltd., ADR(a)	59,164	1,892,065

Internet & Direct Marketing Retail — 0.0%
ATRenew, Inc., ADR(a)	142,123	993,440
ContextLogic, Inc., Class A(a)	32,074	119,636
Xometry, Inc., Class A(a)	11,574	575,343

		1,688,419

IT Services — 0.1%
Remitly Global, Inc.(a)(b)	34,215	823,213
Thoughtworks Holding, Inc.(a)	118,495	3,460,054
Toast, Inc., Class A(a)(b)	47,489	1,899,085

		6,182,352

Life Sciences Tools & Services — 1.5%
Danaher Corp.	143,596	46,186,217
PPD, Inc.(a)	354,245	16,684,940
QIAGEN NV(a)	1,148,870	63,478,012
Sotera Health Co.(a)	235,719	5,030,243

		131,379,412

Media — 0.1%
Charter Communications, Inc., Class A(a)	18,681	12,073,156
Integral Ad Science Holding Corp.(a)	20,063	450,214

		12,523,370

Metals & Mining — 0.3%
Arconic Corp.(a)	909,661	24,306,142

Oil, Gas & Consumable Fuels — 0.3%
Williams Cos., Inc.	1,070,336	28,674,301

Personal Products — 0.6%
Coty, Inc., Class A(a)	5,011,828	48,765,086

Pharmaceuticals — 0.6%
Elanco Animal Health, Inc.(a)(b)	1,603,952	46,097,580
Pfizer, Inc.	72,525	3,896,768
Viatris, Inc.	8,999	110,778

		50,105,126

Professional Services — 0.1%
Legalzoom.com, Inc.(a)	97,210	1,750,752
Sterling Check Corp.(a)(b)	166,207	3,950,740

		5,701,492

Road & Rail — 0.1%
Hertz Global Holdings, Inc.(c)	225,000	5,090,625
Hertz Global Holdings, Inc.(a)	25,000	604,000

		5,694,625

Semiconductors & Semiconductor Equipment — 0.2%
GLOBALFOUNDRIES, Inc.(a)	274,011	18,972,522

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Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Event Driven Equity Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Software — 0.8%
DoubleVerify Holdings, Inc. (Acquired 11/18/20, cost $2,291,817)(a)(d)		133,158	$4,111,909
DoubleVerify Holdings, Inc.(a)		1,002,927	30,970,386
Enfusion, Inc., Class A(a)		19,349	374,597
EngageSmart, Inc.(a)		53,887	1,178,509
ForgeRock, Inc., Class A(a)(b)		130,617	3,499,229
Freshworks, Inc., Class A(a)(b)		37,007	1,303,386
Gitlab, Inc., Class A(a)		22,368	2,159,407
Informatica, Inc., Class A(a)		276,803	8,910,289
Monday.com Ltd.(a)		1,099	395,420
ON24, Inc.(a)		23,625	374,220
Riskified Ltd., Class A(a)		5,717	54,254
SentinelOne, Inc., Class A(a)		66,895	3,610,323
Tuya, Inc., ADR(a)		32,866	191,609
VMware, Inc., Class A		71,225	8,314,806

			65,448,344

Textiles, Apparel & Luxury Goods — 0.0%
On Holding AG, Class A(a)		118,952	4,777,112

Tobacco — 0.0%
RLX Technology, Inc., ADR(a)		198,914	817,537

Trading Companies & Distributors — 0.0%
Azelis Group NV(a)		165,044	4,704,679

Wireless Telecommunication Services — 0.1%
T-Mobile U.S., Inc.(a)		84,986	9,247,327

Total Common Stocks — 10.0% (Cost: $569,872,938)			867,429,976

		Par (000)

Corporate Bonds

Aerospace & Defense — 0.2%

Bombardier, Inc.
7.13%, 06/15/26(e)	USD	3,669	3,788,242
6.00%, 02/15/28(e)		5,291	5,251,317

TransDigm, Inc.
8.00%, 12/15/25(e)		2,714	2,859,878
4.63%, 01/15/29		3,670	3,515,970

			15,415,407

Airlines — 0.1%
American Airlines Group, Inc., 5.00%, 06/01/22(e)		4,000	3,985,000

Consumer Finance — 0.1%
SoFi Technologies, Inc., 0.00%, 10/15/26(e)(f)(g)		4,126	4,614,931

Diversified Consumer Services — 0.0%
Sotheby’s, 7.38%, 10/15/27(e)		1,857	1,940,565

Electric Utilities — 0.0%
Energy Harbor Corp. Escrow, 0.01%, 01/06/34(a)(c)(h)		5,000	25,000

Health Care Equipment & Supplies — 0.3%
Envista Holdings Corp., 2.38%, 06/01/25(f)		12,333	23,887,479
Novocure Ltd., 0.00%, 11/01/25(f)(g)		1,549	1,538,601

			25,426,080

Health Care Providers & Services — 0.4%
Brookdale Senior Living, Inc., 2.00%, 10/15/26(e)(f)		7,904	8,406,706
CHS/Community Health Systems, Inc., 5.63%, 03/15/27(e)		7,497	7,684,425

Security		Par (000)	Value

Health Care Providers & Services (continued)
Endo Luxembourg Finance Co. I S.à r.l./Endo U.S., Inc., 6.13%, 04/01/29(e)	USD	3,219	$3,153,171
Guardant Health, Inc., 0.00%, 11/15/27(f)(g)		3,059	3,171,801
Tenet Healthcare Corp., 4.25%, 06/01/29(e)		13,767	13,629,330

			36,045,433

Hotels, Restaurants & Leisure — 0.3%
Caesars Entertainment, Inc.
6.25%, 07/01/25(e)		9,793	10,182,566
8.13%, 07/01/27(e)		11,135	12,216,765
MGM Resorts International, 7.75%, 03/15/22		5,000	5,064,300

			27,463,631

Interactive Media & Services — 0.1%
Twitter, Inc., 0.00%, 03/15/26(e)(f)(g)		5,178	4,601,179

Internet & Direct Marketing Retail — 0.2%
Fiverr International Ltd., 0.00%, 11/01/25(f)(g)		1,202	1,211,015
Spotify U.S.A., Inc., 0.00%, 03/15/26(e)(f)(g)		5,784	5,260,548
Wayfair, Inc., 0.63%, 10/01/25(f)		8,595	8,453,182

			14,924,745

IT Services — 0.1%
Repay Holdings Corp., 0.00%, 02/01/26(e)(f)(g)		3,198	2,672,235
Shift4 Payments, Inc., 0.00%, 12/15/25(e)(f)(g)		2,448	2,424,089
Square, Inc., 0.25%, 11/01/27(f)		6,053	6,737,746

			11,834,070

Leisure Products — 0.0%
Peloton Interactive, Inc., 0.00%, 02/15/26(e)(f)(g)		2,091	1,740,757

Machinery — 0.0%
Middleby Corp., 1.00%, 09/01/25(f)		1,989	2,872,116

Media — 0.1%
Audacy Capital Corp., 6.75%, 03/31/29(e)		6,808	6,664,692
Cengage Learning, Inc., 9.50%, 06/15/24(e)		4,500	4,545,000

			11,209,692

Metals & Mining — 0.1%
Allegheny Technologies, Inc., 3.50%, 06/15/25(f)		4,240	5,164,320

Personal Products — 0.2%
Coty, Inc., 5.00%, 04/15/26(e)		16,418	16,727,808

Professional Services — 0.0%
Upwork, Inc., 0.25%, 08/15/26(e)(f)		3,470	3,336,208

Real Estate Management & Development — 0.0%
Redfin Corp., 0.00%, 10/15/25(f)(g)		4,010	3,696,719

Semiconductors & Semiconductor Equipment — 0.1%
SolarEdge Technologies, Inc., 0.00%, 09/15/25(f)(g)		3,037	4,142,468

Software — 0.3%
Bentley Systems, Inc., 0.13%, 01/15/26(e)(f)		3,616	3,685,696
Bill.com Holdings, Inc., 0.00%, 12/01/25(e)(f)(g)		6,091	11,347,513
Box, Inc., 0.00%, 01/15/26(e)(f)(g)		2,399	2,698,646
Dropbox, Inc., 0.00%, 03/01/26(e)(f)(g)		1,912	1,869,745
RingCentral, Inc., 0.00%, 03/15/26(f)(g)		10,016	9,580,304

			29,181,904

Specialty Retail — 0.2%
Staples, Inc.
7.50%, 04/15/26(e)		4,694	4,660,720
10.75%, 04/15/27(e)		9,811	8,928,010
Vroom, Inc., 0.75%, 07/01/26(e)(f)		3,813	2,609,015

			16,197,745

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Event Driven Equity Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Wireless Telecommunication Services — 0.2%
T-Mobile U.S.A., Inc., 2.63%, 04/15/26	USD	20,320	$20,323,556

Total Corporate Bonds — 3.0% (Cost: $241,102,189)			260,869,334

Floating Rate Loan Interests

Commercial Services & Supplies — 0.1%
Watts Guerra LLP, Tranche 1, (3 mo. LIBOR US + 8.00%, 0.27% Floor), 8.00%, 10/07/23(c)		5,000	5,000,000

Health Care Equipment & Supplies — 0.6%
Medline Borrower LP, Term Loan B, 10/21/28(i)(j)		53,400	53,198,148

Health Care Providers & Services — 0.0%
Endo Luxembourg Finance Co. I S.à r.l., 2021 Term Loan, (3 mo. LIBOR US + 5.00%, 0.75% Floor), 5.75%, 03/27/28(j)		4,987	4,842,233

Health Care Technology — 0.2%
athenahealth, Inc.
Term B-1 Loan (First Lien), (1 mo. LIBOR US + 4.25%, 0.00% Floor), 4.34%, 02/11/26(j)		34	33,936
Term B-1 Loan (First Lien), (3 mo. LIBOR US + 4.25%, 0.00% Floor), 4.40%, 02/11/26(j)		13,507	13,472,777

			13,506,713

Leisure Products — 0.0%
NorthPole Newco S.à r.l., Tranche B-1 Term Loan, (3 mo. LIBOR US + 7.00%, 0.00% Floor), 7.13%, 03/18/25(c)(j)		4,001	2,000,469

Personal Products — 0.4%
Coty, Inc., Term Loan B, 04/05/25(i)(j)		32,101	31,388,846

Specialty Retail — 0.1%
Torrid LLC, Closing Date Term Loan, (1 mo. LIBOR US + 5.50%, 0.75% Floor), 6.25%, 06/14/28(c)(j)		10,000	10,025,000

Total Floating Rate Loan Interests — 1.4% (Cost: $121,913,933)			119,961,409

		Shares

Investment Companies

Equity Funds — 0.0%
Altaba, Inc. Escrow		445,570	2,829,370

Fixed-Income Funds — 0.5%
iShares iBoxx High Yield Corporate Bond ETF(b)(k)		440,927	37,760,988

Total Investment Companies — 0.5% (Cost: $35,550,396)			40,590,358

Preferred Securities

Preferred Stocks — 0.9%

Health Care Equipment & Supplies — 0.3%
Danaher Corp., Series B, 5.00%(f)		16,721	28,492,584

Pharmaceuticals — 0.1%
Elanco Animal Health, Inc., 5.00%(f)		155,400	6,986,784

Software — 0.1%
DataRobot, Inc., Series F (Acquired 10/27/20, cost $2,186,006)(a)(c)(d)		166,337	5,459,891

Security		Shares	Value

Trading Companies & Distributors — 0.3%
WESCO International, Inc., Series A, 10.63%(j)(l)		741,828	$22,484,807

Wireless Telecommunication Services — 0.1%
2020 Cash Mandatory Exchangeable Trust, 5.25%(e)(f)		12,256	12,192,024

Total Preferred Securities — 0.9% (Cost: $58,405,991)			75,616,090

Total Long-Term Investments — 15.8% (Cost: $1,026,845,447)			1,364,467,167

Short-Term Securities

Money Market Funds — 83.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(k)(m)		7,186,235,445	7,186,235,445
SL Liquidity Series, LLC, Money Market Series, 0.14%(k)(m)(n)		28,154,502	28,160,133

			7,214,395,578

Security		Par (000)

Time Deposits — 0.0%

France — 0.0%
Brown Brothers Harriman & Co., (0.79)%, 12/01/21	EUR	1	1,247

United Kingdom — 0.0%
Citibank, London, 0.01%, 12/01/21	GBP	1	1,547

			2,794

Total Short-Term Securities — 83.7% (Cost: $7,214,397,304)			7,214,398,372

Total Investments — 99.5% (Cost: $8,241,242,751)			8,578,865,539

Other Assets Less Liabilities — 0.5%			44,743,197

Net Assets — 100.0%			$8,623,608,736

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $9,571,800, representing 0.1% of its net assets as of period end, and an original cost of $4,477,823.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Convertible security.
(g)	Zero-coupon bond.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(j)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(k)	Affiliate of the Fund.
(l)	Perpetual security with no stated maturity date.
(m)	Annualized 7-day yield as of period end.
(n)	All or a portion of this security was purchased with the cash collateral from loaned securities.

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Event Driven Equity Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/21	Shares Held at 11/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$6,558,253,060	$627,982,385	(a)	$—		$—	$—	$7,186,235,445	7,186,235,445	$176,100		$—
iShares iBoxx High Yield Corporate Bond ETF	38,440,016	—		—		—	(679,028)	37,760,988	440,927	752,644		—
SL Liquidity Series, LLC, Money Market Series	45,941,297	—		(17,776,189	)(a)	(4,715)	(260)	28,160,133	28,154,502	495,137	(b)	—

						$(4,715)	$(679,288)	$7,252,156,566		$1,423,881		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
NASDAQ 100 E-Mini Index	42	12/17/21	$13,566	$(785,296)
S&P 500 E-Mini Index	233	12/17/21	53,197	(854,640)

				$(1,639,936)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.HY.37.V1	5.00%	Quarterly	12/20/26	USD	50,000	$(4,302,811)	$(4,663,240)	$360,429

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Event Driven Equity Fund

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(z)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity
Securities
Long/Short.	Monthly	Barclays Bank PLC(a)	12/22/21	$578,682,154	$ 23,407	(b)	$578,710,703	6.7%
	Monthly	Barclays Bank PLC(c)	12/22/21	(10,026,585)	2,224		(10,024,361)	0.6
	Monthly	Citibank N.A.(d)	02/24/23–02/27/23	73,663,582	3,420,425	(e)	76,763,262	0.9
	Monthly	Citibank N.A.(f)	02/24/23	(177,432,625)	(92,253,849	) (g)	(263,379,521)	2.4
	Monthly	Credit Suisse International(h)	06/06/22–02/08/23	181,622,130	12,346,938	(i)	194,085,515	2.9
	Monthly	Credit Suisse International(j)	02/08/23	(34,829,544)	5,391,946	(k)	(29,432,276)	0.4
	Monthly	Credit Suisse International(l)	02/08/23	(3,233,845)	333,979		(2,899,866)	0.0
	Monthly	Goldman Sachs Bank USA(m)	02/27/23	956,539,567	46,809,953	(n)	999,806,060	19.6
	Monthly	JPMorgan Chase Bank N.A.(o)	05/11/22–12/27/22	599,271,041	(14,561,742	) (p)	583,803,896	18.8
	Monthly	JPMorgan Chase Bank N.A.(q)	09/29/22–11/16/22	75,546,479	30,190,227	(r)	105,371,568	2.5
	Monthly	Morgan Stanley & Co. International PLC(s)	07/06/21–11/29/24	(130,096,450)	(19,282,545	) (t)	(146,549,006)	4.0
	Monthly	Morgan Stanley & Co. International PLC(u)	05/18/23–09/23/24	(14,348,654)	(2,708,796)		(17,057,450)	0.2
	Monthly	Morgan Stanley & Co. International PLC(v)	03/25/24–11/26/26	494,797,541	25,477,960	(w)	519,271,549	8.5
	Monthly	UBS AG(x)	03/21/24–08/04/26	56,882,683	3,112,028	(y)	60,270,897	2.6

					$(1,697,845)		$2,648,740,970

(b)	Amount includes $(5,142) of net dividends and financing fees.
(e)	Amount includes $320,745 of net dividends and financing fees.
(g)	Amount includes $(6,306,953) of net dividends and financing fees.
(i)	Amount includes $(116,447) of net dividends and financing fees.
(k)	Amount includes $(5,322) of net dividends and financing fees.
(n)	Amount includes $3,543,460 of net dividends and financing fees.
(p)	Amount includes $905,403 of net dividends and financing fees.
(r)	Amount includes $365,138 of net dividends and financing fees.
(t)	Amount includes $(2,829,989) of net dividends and financing fees.
(w)	Amount includes $1,003,952 of net dividends and financing fees.
(y)	Amount includes $(276,186) of net dividends and financing fees.
(z)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(a)	(c)	(d)
Range:	20-26 basis points	15-20 basis points	18-30 basis points
Benchmarks:	Euro Short-Term Rate:	USD Overnight Bank Funding Rate	Overnight Reserve Bank of Australia Rate
	EUR 1 Day		Euro Short-Term Rate:
	Sterling Overnight Index Average:		EUR 1 Day
	GBP 1 Day		USD Overnight Bank Funding Rate
USD Overnight Bank Funding Rate

	(f)	(h)	(j)
Range:	18-625 basis points	20-25 basis points	20 basis points
Benchmarks:	USD Overnight Bank Funding Rate	Euro Short-Term Rate:	USD Overnight Bank Funding Rate
EUR 1 Day
USD Overnight Bank Funding Rate

	(l)	(m)	(o)
Range:	20 basis points	15-75 basis points	15-25 basis points
Benchmarks:	USD Overnight Bank Funding Rate	Overnight Reserve Bank of Australia Rate	Overnight Reserve Bank of Australia Rate
		Euro Short-Term Rate:	Sterling Overnight Index Average:
		EUR 1 Day	GBP 1 Day
		Sterling Overnight Index Average:	RBA Interbank Overnight Cash Rate
		GBP 1 Day	USD Overnight Bank Funding Rate
Overnight Stockholm Interbank Offer Rate:
SEK 1 Day
U.S. Overnight Federal Funds Effective Rate

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Event Driven Equity Fund

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(q)	(s)	(u)
Range:	15-20 basis points	15-108 basis points	15 basis points
Benchmarks:	USD Overnight Bank Funding Rate	U.S. Overnight Federal Funds Effective Rate	U.S. Overnight Federal Funds Effective Rate

	(v)	(x)
Range:	15-29 basis points	18-25 basis points
Benchmark:	Overnight Reserve Bank of Australia Rate	Overnight Reserve Bank of Australia Rate
Bank of Canada Overnight Rate Target
Sterling Overnight Index Average:
GBP 1 Day
U.S. Overnight Federal Funds Effective Rate

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Barclays Bank PLC as of period end, termination date December 22, 2021:

	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Meggitt PLC	8,051,417	$78,733,918	13.6%

Equity Real Estate Investment Trusts (REITs)
CoreSite Realty Corp.	5,060	865,513	0.1
CyrusOne, Inc.	577,798	51,435,578	8.9

		52,301,091

Life Sciences Tools & Services
PPD, Inc.	2,427,517	114,336,051	19.8

Multi-Utilities
Suez SA	4,418,736	98,897,778	17.1

Software
Nuance Communications, Inc.	4,224,939	234,441,865	40.5

Total Reference Entity — Long		578,710,703

Net Value of Reference Entity — Barclays Bank PLC		$578,710,703

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Barclays Bank PLC as of period end, termination date December 22, 2021:

	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

Insurance
Willis Towers Watson PLC	90,186	$20,367,606	(203.2)%

Total Reference Entity — Long		20,367,606

Reference Entity — Short

Common Stocks

Insurance
Aon PLC, Class A	34,146	(10,099,362)	100.8
Marsh & McLennan Cos., Inc.	63,091	(10,348,186)	103.2

		(20,447,548)

Investment Companies

Equity Funds
SPDR S&P 500 ETF Trust	21,829	(9,944,419)	99.2

Total Reference Entity — Short		(30,391,967)

Net Value of Reference Entity — Barclays Bank PLC		$(10,024,361)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A. as of period end, termination dates February 24, 2023 to February 27, 2023:

	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

Electronic Equipment, Instruments & Components
Rogers Corp.	36,297	$9,895,288	12.9%

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Event Driven Equity Fund

	Shares	Value	%of Basket Value

Health Care Equipment & Supplies
Hill-Rom Holdings, Inc.	334,324	$51,987,382	67.7%

Multi-Utilities
Suez SA	392,521	8,785,194	11.5

Transportation Infrastructure
Sydney Airport	1,034,926	6,095,398	7.9

Total Reference Entity — Long		76,763,262

Net Value of Reference Entity — Citibank N.A.		$76,763,262

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Citibank N.A. as of period end, termination date February 24, 2023:

	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Howmet Aerospace, Inc.	53,379	$1,501,551	(0.6)%

Health Care Providers & Services
Anthem, Inc.	51,760	21,026,465	(8.0)
Cigna Corp.	2,207	423,523	(0.1)

		21,449,988

Metals & Mining
Arconic Corp.	13,347	356,632	(0.1)

Oil, Gas & Consumable Fuels
Williams Cos., Inc.	133,539	3,577,510	(1.4)

Total Reference Entity — Long		26,885,681

Reference Entity — Short

Common Stocks

Banks
Bank of America Corp.	2,141	(95,210)	0.1
JPMorgan Chase & Co.	550	(87,357)	0.0

		(182,567)

Chemicals
Air Products and Chemicals, Inc.	24	(6,899)	0.0
Albemarle Corp.	39	(10,393)	0.0
Eastman Chemical Co.	36	(3,754)	0.0
Ecolab, Inc.	27	(5,980)	0.0
FMC Corp.	50	(5,009)	0.0
Livent Corp.	46	(1,393)	0.0
LyondellBasell Industries NV, Class A	36	(3,137)	0.0
Mosaic Co.	155	(5,304)	0.0
PPG Industries, Inc.	34	(5,242)	0.0

		(47,111)

	Shares	Value	%of Basket Value

Construction Materials
Martin Marietta Materials, Inc.	17	$(6,860)	0.0%
Vulcan Materials Co.	33	(6,324)	0.0

		(13,184)

Containers & Packaging
Avery Dennison Corp.	36	(7,382)	0.0
Ball Corp.	92	(8,597)	0.0
International Paper Co.	71	(3,232)	0.0
Sealed Air Corp.	89	(5,529)	0.0
Westrock Co.	59	(2,560)	0.0

		(27,300)

Health Care Equipment & Supplies
Becton Dickinson and Co.	6,163	(1,461,494)	0.5
Hologic, Inc.	23,567	(1,761,162)	0.7

		(3,222,656)

Health Care Providers & Services
UnitedHealth Group, Inc.	7,013	(3,115,315)	1.2

Life Sciences Tools & Services
Agilent Technologies, Inc.	16,520	(2,492,868)	1.0
Bio-Rad Laboratories, Inc., Class A	3,198	(2,408,734)	0.9
Bruker Corp.	36,256	(2,936,373)	1.1
Illumina, Inc.	4,588	(1,676,134)	0.7
Mettler-Toledo International, Inc.	4,791	(7,254,197)	2.8
PerkinElmer, Inc.	13,469	(2,453,513)	0.9
Thermo Fisher Scientific, Inc.	3,878	(2,454,115)	0.9

		(21,675,934)

Metals & Mining
Freeport-McMoRan, Inc.	207	(7,676)	0.0
Newmont Corp.	95	(5,217)	0.0
Nucor Corp.	62	(6,588)	0.0

		(19,481)

Oil, Gas & Consumable Fuels
Enbridge, Inc.	40,051	(1,503,514)	0.6
Kinder Morgan, Inc.	116,976	(1,808,449)	0.7

		(3,311,963)

Paper & Forest Products
Sylvamo Corp.	6	(182)	0.0

Pharmaceuticals
Johnson & Johnson	3,777	(588,948)	0.2
Merck & Co., Inc.	6,974	(522,422)	0.2
Organon & Co.	697	(20,373)	0.0

		(1,131,743)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	47,350	(7,498,820)	2.8
Analog Devices, Inc.	32,892	(5,928,783)	2.2
Applied Materials, Inc.	36,301	(5,343,144)	2.0
ASML Holding NV, NY Shares	5,939	(4,700,778)	1.8
KLA Corp.	12,702	(5,184,067)	2.0
Lam Research Corp.	10,202	(6,935,830)	2.6
Microchip Technology, Inc.	33,474	(2,792,736)	1.1
Micron Technology, Inc.	33,485	(2,812,740)	1.1
MKS Instruments, Inc.	4,980	(757,757)	0.3
Monolithic Power Systems, Inc.	2,791	(1,544,707)	0.6
ON Semiconductor Corp.	27,005	(1,658,917)	0.6
Qorvo, Inc.	10,453	(1,528,542)	0.6

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Event Driven Equity Fund

	Shares	Value	%of Basket Value

Semiconductors & Semiconductor

Equipment
Skyworks Solutions, Inc.	14,208	$(2,154,785)	0.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	37,294	(4,368,992)	1.7
Teradyne, Inc.	14,872	(2,273,483)	0.9
Texas Instruments, Inc.	13,904	(2,674,712)	1.0
Xilinx, Inc.	13,131	(2,999,777)	1.1

		(61,158,570)

Investment Companies

Equity Funds
Alerian MLP ETF	462,334	(14,646,741)	5.6
Energy Select Sector SPDR Fund	2,310	(126,103)	0.0
Industrial Select Sector SPDR Fund	981,953	(98,951,404)	37.6
iShares U.S. Real Estate ETF	362	(38,803)	0.0
SPDR S&P 500 ETF Trust	181,170	(82,533,805)	31.3
SPDR S&P Regional Banking ETF	893	(62,340)	0.0

		(196,359,196)

Total Reference Entity — Short		(290,265,202)

Net Value of Reference Entity — Citibank N.A.		$(263,379,521)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Credit Suisse International as of period end, termination dates June 6, 2022 to February 8, 2023:

	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

Multi-Utilities
Suez SA	3,579,758	$80,120,223	41.3%

Road & Rail
Kansas City Southern	109,724	31,913,225	16.4

Software
Avast PLC	14,263,265	114,916,803	59.2

Total Reference Entity — Long		226,950,251

Reference Entity — Short

Common Stocks

Road & Rail
Canadian Pacific Railway Ltd.	316,444	(22,160,573)	(11.4)

Software
NortonLifeLock, Inc.	430,751	(10,704,163)	(5.5)

Total Reference Entity — Short		(32,864,736)

Net Value of Reference Entity — Credit Suisse International		$194,085,515

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Credit Suisse International as of period end, termination date February 8, 2023:

	Shares	Value	%of Basket Value

Reference Entity — Short

Common Stocks

Consumer Finance
SoFi Technologies, Inc.	126,648	$(2,178,346)	7.4%

Entertainment
Spotify Technology SA	4,314	(1,028,889)	3.5

Health Care Equipment & Supplies
Novocure Ltd.	4,815	(450,877)	1.5

Health Care Providers & Services
Guardant Health, Inc.	15,272	(1,605,393)	5.5

Interactive Media & Services
Twitter, Inc.	12,671	(556,764)	1.9

Internet & Direct Marketing Retail
Fiverr International Ltd.	3,403	(481,933)	1.6
Wayfair, Inc., Class A	10,076	(2,497,236)	8.5

		(2,979,169)

IT Services
Repay Holdings Corp.	28,367	(464,084)	1.6
Square, Inc., Class A	12,183	(2,538,084)	8.6

		(3,002,168)

Leisure Products
Peloton Interactive, Inc., Class A	1,728	(76,032)	0.3

Professional Services
Upwork, Inc.	29,198	(1,087,917)	3.7

Real Estate Management & Development
Redfin Corp.	27,102	(1,102,780)	3.7

Software
Bentley Systems, Inc., Class B	31,687	(1,520,659)	5.2
Bill.com Holdings, Inc.	33,174	(9,316,918)	31.6
Box, Inc., Class A	64,263	(1,504,397)	5.1
Dropbox, Inc., Class A	24,996	(615,151)	2.1
RingCentral, Inc., Class A	10,063	(2,173,407)	7.4

		(15,130,532)

Specialty Retail
Vroom, Inc.	16,877	(233,409)	0.8

Total Reference Entity — Short		(29,432,276)

Net Value of Reference Entity — Credit Suisse International		$(29,432,276)

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Event Driven Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Credit Suisse International as of period end, termination date February 8, 2023:

	Shares	Value	%of Basket Value

Reference Entity — Short

Common Stocks

Pharmaceuticals
Elanco Animal Health, Inc.	100,900	$(2,899,866)	100.0%

Net Value of Reference Entity — Credit Suisse International		$(2,899,866)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date February 27, 2023:

	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Aerojet Rocketdyne Holdings, Inc.	351,139	$14,761,884	1.5%
Meggitt PLC	6,799,674	66,493,261	6.6
Ultra Electronics Holdings PLC	1,575,893	64,713,326	6.5

		145,968,471

Biotechnology
Swedish Orphan Biovitrum AB	535,832	13,072,539	1.3

Electronic Equipment, Instruments & Components
Coherent, Inc.	336,941	87,244,133	8.7

Equity Real Estate Investment Trusts (REITs)
alstria office REIT-AG	1,133,326	25,039,700	2.5
CyrusOne, Inc.	1,155,483	102,861,097	10.3

		127,900,797

Health Care Technology
Change Healthcare, Inc.	4,561,129	92,499,696	9.2

Life Sciences Tools & Services
PPD, Inc.	2,260,917	106,489,191	10.6

Metals & Mining
BHP Group PLC, ADR	1,100,947	60,530,066	6.1

Multi-Utilities
Suez SA	5,919,921	132,496,496	13.3

Professional Services
IHS Markit Ltd.	2,034,432	260,041,098	26.0

Semiconductors & Semiconductor Equipment
Xilinx, Inc.	709,822	162,158,836	16.2

	Shares	Value	%of Basket Value

Software
Nuance Communications, Inc.	2,704,925	$150,096,289	15.0%
Vonage Holdings Corp.	849,581	17,518,360	1.8

		167,614,649

Transportation Infrastructure
Sydney Airport	12,416,536	73,129,601	7.3

Total Reference Entity — Long		1,429,145,573

Reference Entity — Short

Common Stocks

Capital Markets
S&P Global, Inc.	577,372	(263,125,742)	(26.3)

Electronic Equipment, Instruments & Components
II-VI, Inc.	306,633	(19,173,761)	(1.9)

Metals & Mining
BHP Group Ltd., ADR	972,457	(54,642,359)	(5.5)

Semiconductors & Semiconductor

Equipment
Advanced Micro Devices, Inc.	583,429	(92,397,651)	(9.2)

Total Reference Entity — Short		(429,339,513)

Net Value of Reference Entity — Goldman Sachs Bank USA		$999,806,060

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination dates May 11, 2022 to December 27, 2022:

	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Ultra Electronics Holdings PLC	577,060	$23,696,705	4.1%

Auto Components
Veoneer, Inc.	2,138,113	76,116,823	13.0

Biotechnology
Dicerna Pharmaceuticals, Inc.	339,938	12,921,043	2.2

Electronic Equipment, Instruments & Components
Rogers Corp.	189,760	51,732,371	8.9

Equity Real Estate Investment Trusts (REITs)
CyrusOne, Inc.	581,553	51,769,848	8.9

Food Products
Sanderson Farms, Inc.	87,443	16,420,047	2.8

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Event Driven Equity Fund

	Shares	Value	%of Basket Value

Health Care Equipment & Supplies
Hill-Rom Holdings, Inc.	1,374,533	$213,739,881	36.6%

Health Care Technology
Change Healthcare, Inc.	3,992,735	80,972,666	13.9

IT Services
Afterpay Ltd.	100,182	7,672,010	1.3

Life Sciences Tools & Services
PPD, Inc.	174,971	8,241,134	1.4

Machinery
Welbilt, Inc.	426,326	10,044,241	1.7

Professional Services
IHS Markit Ltd.	2,732,764	349,301,894	59.8

Road & Rail
Kansas City Southern	669,278	194,659,506	33.4

Semiconductors & Semiconductor

Equipment
Xilinx, Inc.	462,379	105,630,483	18.1

Software
Vonage Holdings Corp.	1,194,652	24,633,724	4.2

Total Reference Entity — Long		1,227,552,376

Reference Entity — Short

Common Stocks

Capital Markets
S&P Global, Inc.	775,559	(353,445,503)	(60.6)

IT Services
Square, Inc., Class A	37,568	(7,826,541)	(1.3)

Road & Rail
Canadian Pacific Railway Ltd.	1,930,200	(135,171,906)	(23.2)

Semiconductors & Semiconductor

Equipment
Advanced Micro Devices, Inc.	930,129	(147,304,530)	(25.2)

Total Reference Entity — Short		(643,748,480)

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$583,803,896

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination dates September 29, 2022 to November 16, 2022:

	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

Insurance
Willis Towers Watson PLC	90,109	$20,350,217	19.3%

	Shares	Value	%of Basket Value

Semiconductors & Semiconductor Equipment
NXP Semiconductors NV	244,522	$54,616,434	51.9%
Xilinx, Inc.	502,320	114,755,004	108.9

		169,371,438

Reference Entity — Short

Common Stocks

Semiconductors & Semiconductor

Equipment
Advanced Micro Devices, Inc.	281,386	(44,563,101)	(42.3)
Analog Devices, Inc.	39,652	(7,147,273)	(6.8)
Applied Materials, Inc.	17,523	(2,579,210)	(2.5)
ASML Holding NV, NY Shares	3,714	(2,939,668)	(2.8)
KLA Corp.	7,051	(2,877,725)	(2.7)
Lam Research Corp.	4,492	(3,053,886)	(2.9)
Microchip Technology, Inc.	44,460	(3,709,298)	(3.5)
Micron Technology, Inc.	35,788	(3,006,192)	(2.9)
MKS Instruments, Inc.	7,905	(1,202,825)	(1.1)
Monolithic Power Systems, Inc.	2,628	(1,454,493)	(1.4)
ON Semiconductor Corp.	26,976	(1,657,136)	(1.6)
Qorvo, Inc.	6,339	(926,952)	(0.9)
Skyworks Solutions, Inc.	13,265	(2,011,770)	(1.9)
Taiwan Semiconductor Manufacturing Co. Ltd.	20,890	(2,447,263)	(2.3)
Teradyne, Inc.	9,657	(1,476,266)	(1.4)
Texas Instruments, Inc.	17,139	(3,297,029)	(3.1)

		(84,350,087)

Total Reference Entity — Short		$(84,350,087)

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$105,371,568

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination dates July 6, 2021 to November 29, 2024:

	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Raytheon Technologies Corp.	127,582	$10,323,935	(7.1)%
TransDigm Group, Inc.	61,891	35,776,093	(24.4)

		46,100,028

Building Products
Carrier Global Corp.	301,496	16,316,964	(11.1)

Chemicals
Corteva, Inc.	749,010	33,705,450	(23.0)
Dow, Inc.	105,887	5,816,373	(4.0)
DuPont de Nemours, Inc.	355,753	26,311,492	(17.9)
International Flavors & Fragrances, Inc.	129,715	18,441,581	(12.6)

		84,274,896

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Event Driven Equity Fund

	Shares	Value	%of Basket Value

Equity Real Estate Investment Trusts (REITs)
Welltower, Inc.	52,408	$4,172,725	(2.8)%

Health Care Providers & Services
Anthem, Inc.	32,261	13,105,386	(9.0)
Cigna Corp.	9,308	1,786,205	(1.2)
Humana, Inc.	43,759	18,366,090	(12.5)

		33,257,681

Machinery
Otis Worldwide Corp.	98,433	7,914,013	(5.4)

Metals & Mining
Arconic Corp.	5,504	147,067	(0.1)

Total Reference Entity — Long		192,183,374

Reference Entity — Short

Common Stocks

Banks
Bank of America Corp.	4,612	(205,096)	0.2
Citigroup, Inc.	2,647	(168,614)	0.1
JPMorgan Chase & Co.	1,206	(191,549)	0.1

		(565,259)

Chemicals
Air Products and Chemicals, Inc.	12,624	(3,628,643)	2.5
Albemarle Corp.	34,815	(9,277,849)	6.3
Eastman Chemical Co.	38,211	(3,985,025)	2.7
Ecolab, Inc.	15,433	(3,417,947)	2.3
FMC Corp.	26,358	(2,640,808)	1.8
Livent Corp.	1,943	(58,853)	0.1
LyondellBasell Industries NV, Class A	46,824	(4,079,775)	2.8
Mosaic Co.	181,308	(6,204,360)	4.2
PPG Industries, Inc.	29,029	(4,475,401)	3.1

		(37,768,661)

Commercial Services & Supplies
Republic Services, Inc.	81,654	(10,799,558)	7.4
Waste Management, Inc.	64,729	(10,400,008)	7.1

		(21,199,566)

Construction Materials
Martin Marietta Materials, Inc.	11,959	(4,825,576)	3.3
Vulcan Materials Co.	20,706	(3,968,098)	2.7

		(8,793,674)

Containers & Packaging
Avery Dennison Corp.	21,210	(4,349,534)	3.0
Ball Corp.	35,764	(3,342,146)	2.3
International Paper Co.	65,608	(2,986,476)	2.0
Sealed Air Corp.	75,592	(4,695,775)	3.2
Westrock Co.	76,061	(3,300,287)	2.2

		(18,674,218)

Health Care Providers & Services
UnitedHealth Group, Inc.	3,489	(1,549,884)	1.1

IT Services
Shift4 Payments, Inc., Class A	18,069	(939,949)	0.6

Machinery
Middleby Corp.	13,144	(2,295,994)	1.6

Metals & Mining
Freeport-McMoRan, Inc.	259,760	(9,631,901)	6.6

	Shares	Value	%of Basket Value

Metals & Mining
Newmont Corp.	43,345	$(2,380,507)	1.6%
Nucor Corp.	65,591	(6,969,700)	4.7

		(18,982,108)

Paper & Forest Products
Sylvamo Corp.	5,960	(180,469)	0.1

Semiconductors & Semiconductor

Equipment
SolarEdge Technologies, Inc.	8,426	(2,761,706)	1.9

Investment Companies

Equity Funds
Industrial Select Sector SPDR Fund	551,001	(55,524,371)	37.9
iShares Russell 2000 ETF	97,724	(21,320,445)	14.5
iShares U.S. Real Estate ETF	31,051	(3,328,357)	2.3
Materials Select Sector SPDR Fund	255,287	(21,610,044)	14.7
SPDR S&P 500 ETF Trust	260,795	(118,807,770)	81.1
SPDR S&P Regional Banking ETF	2,018	(140,877)	0.1
VanEck Semiconductor ETF	14,067	(4,289,028)	2.9

		(225,020,892)

Total Reference Entity — Short		(338,732,380)

Net Value of Reference Entity —Morgan Stanley & Co. International PLC		$(146,549,006)

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination dates May 18, 2023 to September 23, 2024:

	Shares	Value	%of Basket Value

Reference Entity — Short

Common Stocks

Health Care Equipment & Supplies
Envista Holdings Corp.	439,625	$(17,057,450)	100.0%

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$(17,057,450)

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Event Driven Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination dates March 25, 2024 to November 26, 2026:

	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Meggitt PLC	14,942,883	$146,124,804	28.2%
Ultra Electronics Holdings PLC	166,139	6,822,422	1.3%

		152,947,226

Media
Shaw Communications, Inc., Class B	4,732,060	137,059,157	26.4%

Road & Rail
Kansas City Southern	538,967	156,758,552	30.2%

Software
Avast PLC	4,347,068	35,023,619	6.7%
Nuance Communications, Inc.	2,367,785	131,388,389	25.3%

		166,412,008

Transportation Infrastructure
Sydney Airport	3,091,726	18,209,321	3.5%

Reference Entity — Short

Common Stocks

Road & Rail
Canadian Pacific Railway Ltd.	1,554,381	(108,853,302)	(21.0)%

Software
NortonLifeLock, Inc.	131,244	(3,261,413)	(0.6)%

Total Reference Entity — Short		(112,114,715)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$519,271,549

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with UBS AG as of period end, termination dates March 21, 2024 to August 4, 2026:

	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

Electric Utilities
AusNet Services Ltd.	13,891,804	$25,090,437	41.6%

IT Services
Afterpay Ltd.	802,402	61,448,523	102.0

Transportation Infrastructure
Sydney Airport	6,183,452	36,418,642	60.4

Total Reference Entity — Long		122,957,602

Reference Entity — Short

Common Stocks

IT Services
Square, Inc., Class A	300,901	(62,686,705)	(104.0)

Total Reference Entity — Short		(62,686,705)

Net Value of Reference Entity — UBS AG		$ 60,270,897

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$ —	$(4,663,240)	$360,429	$ —
OTC Swaps	—	—	127,109,087	(128,806,932)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Event Driven Equity Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation(a)	—	$360,429	$—	$—	$—	$—	$360,429
Swaps — OTC
Unrealized appreciation on OTC swaps;
Swap premiums paid	—	—	127,109,087	—	—	—	127,109,087

	$—	$360,429	$127,109,087	$—	$—	$—	$127,469,516

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation(a)	$—	$—	$1,639,936	$—	$—	$—	$1,639,936
Swaps — OTC
Unrealized depreciation on OTC swaps;
Swap premiums received	—	—	128,806,932	—	—	—	128,806,932

	$—	$—	$130,446,868	$—	$—	$—	$130,446,868

(a)

Net cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2021, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(6,286,102)	$—	$—	$—	$(6,286,102)
Swaps	—	(1,144,962)	(127,620,850)	—	—	—	(128,765,812)

	$—	$(1,144,962)	$(133,906,952)	$—	$—	$—	$(135,051,914)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,402,148	$—	$—	$—	$1,402,148
Swaps	—	974,640	25,000,634	—	—	—	25,975,274

	$—	$974,640	$26,402,782	$—	$—	$—	$27,377,422

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$58,792,429
Credit default swaps
Average notional value — buy protection	$50,000,000
Total return swaps
Average notional amount	$2,402,595,374

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Event Driven Equity Fund

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$1,185,487	$—
Swaps — centrally cleared	35,067	—
Swaps — OTC(a)	127,109,087	128,806,932

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$128,329,641	$128,806,932

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,220,554)	—

Total derivative assets and liabilities subject to an MNA	$127,109,087	$128,806,932

(a)	Includes unrealized appreciation (depreciation) on OTC swaps in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)

Barclays Bank PLC	$25,631	$—	$—	$(25,631)	$—
Citibank N.A.	3,420,425	(3,420,425)	—	—	—
Credit Suisse International	18,072,863	—	—	(14,390,000)	3,682,863
Goldman Sachs Bank USA	46,809,953	—	—	(46,809,953)	—
JPMorgan Chase Bank N.A	30,190,227	(14,561,742)	—	(15,628,485)	—
Morgan Stanley & Co. International PLC	25,477,960	(21,991,341)	—	—	3,486,619
UBS AG	3,112,028	—	—	—	3,112,028

	$127,109,087	$(39,973,508)	$—	$(76,854,069)	$10,281,510

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged	Cash Collateral Pledged(d)	Net Amount of Derivative Liabilities(e)

Citibank N.A.	$92,253,849	$(3,420,425)	$—	$(88,833,424)	$—
JPMorgan Chase Bank N.A.	14,561,742	(14,561,742)	—	—	—
Morgan Stanley & Co. International PLC	21,991,341	(21,991,341)	—	—	—

	$128,806,932	$(39,973,508)	$—	$(88,833,424)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$83,692,151	$ —	$ —	$83,692,151

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) November 30, 2021	BlackRock Event Driven Equity Fund

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Automobiles	$5,547,882	$—	$—	$5,547,882
Banks	1,776,056	—	—	1,776,056
Biotechnology	353,521	—	—	353,521
Capital Markets	23,655,968	—	—	23,655,968
Chemicals	101,846,904	2,489,970	—	104,336,874
Commercial Services & Supplies	44,645,596	—	—	44,645,596
Consumer Finance	2,258,041	—	—	2,258,041
Diversified Consumer Services	397,896	—	—	397,896
Electronic Equipment, Instruments & Components	15,572,403	—	—	15,572,403
Entertainment	2,065,392	—	—	2,065,392
Equity Real Estate Investment Trusts (REITs)	14,459,595	—	—	14,459,595
Food Products	15,864,344	—	—	15,864,344
Health Care Equipment & Supplies	45,601,598	—	—	45,601,598
Health Care Providers & Services	51,857,997	—	—	51,857,997
Health Care Technology	3,429,886	—	—	3,429,886
Hotels, Restaurants & Leisure	30,987,113	—	—	30,987,113
Insurance	47,752	—	—	47,752
Interactive Media & Services	1,892,065	—	—	1,892,065
Internet & Direct Marketing Retail	1,688,419	—	—	1,688,419
IT Services	6,182,352	—	—	6,182,352
Life Sciences Tools & Services	67,901,400	63,478,012	—	131,379,412
Media	12,523,370	—	—	12,523,370
Metals & Mining	24,306,142	—	—	24,306,142
Oil, Gas & Consumable Fuels	28,674,301	—	—	28,674,301
Personal Products	48,765,086	—	—	48,765,086
Pharmaceuticals	50,105,126	—	—	50,105,126
Professional Services	5,701,492	—	—	5,701,492
Road & Rail	604,000	—	5,090,625	5,694,625
Semiconductors & Semiconductor Equipment	18,972,522	—	—	18,972,522
Software	61,336,435	4,111,909	—	65,448,344
Textiles, Apparel & Luxury Goods	4,777,112	—	—	4,777,112
Tobacco	817,537	—	—	817,537
Trading Companies & Distributors	4,704,679	—	—	4,704,679
Wireless Telecommunication Services	9,247,327	—	—	9,247,327
Corporate Bonds	—	260,844,334	25,000	260,869,334
Floating Rate Loan Interests	—	102,935,940	17,025,469	119,961,409
Investment Companies
Equity Funds	—	2,829,370	—	2,829,370
Fixed-Income Funds	37,760,988	—	—	37,760,988
Preferred Securities	70,156,199	—	5,459,891	75,616,090
Short-Term Securities
Money Market Funds	7,186,235,445	—	—	7,186,235,445
Time Deposits	—	2,794	—	2,794
Unfunded SPAC PIPE Commitments	—	—	973,907	973,907

	$8,086,412,092	$436,692,329	$28,574,892	8,551,679,313

Investments valued at NAV(a)				28,160,133

				$8,579,839,446

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$360,429	$—	$360,429
Equity Contracts	—	127,109,087	—	127,109,087
Liabilities
Equity Contracts	(1,639,936)	(128,806,932)	—	(130,446,868)

	$(1,639,936)	$(1,337,416)	$—	$(2,977,352)

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited)

November 30, 2021

BlackRock Event Driven Equity Fund

ASSETS

Investments at value — unaffiliated(a)(b)	$1,326,708,973
Investments at value — affiliated(c)	7,252,156,566
Cash	1,663,680
Cash pledged:
Collateral — OTC derivatives	109,260,000
Futures contracts	3,758,000
Centrally cleared swaps	2,646,000
Foreign currency, at value(d)	5,672
Receivables:
Investments sold	13,644,197
Securities lending income — affiliated	59,918
Swaps	55,966,526
Capital shares sold	51,465,422
Dividends — affiliated	29,459
Dividends — unaffiliated	445,801
Interest — unaffiliated	1,977,613
Variation margin on futures contracts	1,185,487
Variation margin on centrally cleared swaps	35,067
Unrealized appreciation on:
OTC swaps	127,109,087
Unfunded SPAC PIPE commitments	973,907
Prepaid expenses	276,472

Total assets	8,949,367,847

LIABILITIES

Cash received as collateral for OTC derivatives	94,070,000
Collateral on securities loaned at value	28,176,857
Payables:
Investments purchased	1,875,281
Swaps	50,063,572
Capital shares redeemed	13,673,192
Investment advisory fees	7,485,439
Directors’ and Officer’s fees	53,978
Other accrued expenses	1,398,649
Other affiliate fees	49,492
Service and distribution fees	105,719
Unrealized depreciation on OTC swaps	128,806,932

Total liabilities	325,759,111

NET ASSETS	$8,623,608,736

NET ASSETS CONSIST OF
Paid-in capital	$8,573,941,236
Accumulated earnings	49,667,500

NET ASSETS	$8,623,608,736

(a) Investments, at cost — unaffiliated	$991,678,560
(b) Securities loaned, at value	$27,083,131
(c) Investments, at cost — affiliated	$7,249,564,191
(d) Foreign currency, at cost	$5,649

F I N A N C I A L S T A T E M E N T S	23

Statement of Assets and Liabilities (unaudited)  (continued)

November 30, 2021

BlackRock Event Driven Equity Fund

NET ASSET VALUE

Institutional

Net assets	$8,323,353,422

Shares outstanding	845,046,045

Net asset value	$9.85

Shares authorized	1,100,000,000

Par value	$0.10

Investor A

Net assets	$222,648,572

Shares outstanding	23,646,912

Net asset value	$9.42

Shares authorized	100,000,000

Par value	$0.10

Investor C

Net assets	$77,606,742

Shares outstanding	9,292,386

Net asset value	$8.35

Shares authorized	100,000,000

Par value	$0.10

See notes to financial statements.

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations  (unaudited)

Six Months Ended November 30, 2021

BlackRock Event Driven Equity Fund

INVESTMENT INCOME

Dividends — unaffiliated	$6,645,990

Dividends — affiliated	928,744

Interest — unaffiliated	8,410,764

Securities lending income — affiliated — net	495,137

Foreign taxes withheld	(5,749)

Total investment income	16,474,886

EXPENSES

Investment advisory	45,566,827

Transfer agent — class specific	3,792,050

Service and distribution — class specific	664,769

Accounting services	236,456

Registration	144,722

Professional	91,339

Custodian	51,520

Directors and Officer	18,035

Miscellaneous	57,162

Total expenses excluding interest expense	50,622,880

Interest expense	2,295

Total expenses	50,625,175
Less:
Fees waived and/or reimbursed by the Manager	(1,349,513)

Total expenses after fees waived and/or reimbursed	49,275,662

Net investment loss	(32,800,776)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) from:

Investments — unaffiliated	36,994,787

Investments — affiliated	(4,715)

Futures contracts	(6,286,102)

Foreign currency transactions	(51,418)

Short sales — unaffiliated	(2,519)

Swaps	(128,765,812)

(98,115,779)

Net change in unrealized appreciation (depreciation) on:

Investments — unaffiliated	(61,644,625)

Investments — affiliated	(679,288)

Futures contracts	1,402,148

Foreign currency translations	2,027,620

Swaps	25,975,274

Unfunded SPAC PIPE commitments	973,907

(31,944,964)

Net realized and unrealized loss	(130,060,743)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(162,861,519)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Changes in Net Assets

	BlackRock Event Driven Equity Fund

	Six Months Ended 11/30/21 (unaudited)	Year Ended 05/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment loss	$(32,800,776)	$(46,651,573)

Net realized gain (loss)	(98,115,779)	312,332,904

Net change in unrealized appreciation (depreciation)	(31,944,964)	303,939,096

Net increase (decrease) in net assets resulting from operations	(162,861,519)	569,620,427

DISTRIBUTIONS TO SHAREHOLDERS(a)

Institutional	(205,777,969)	(151,862,427)

Investor A	(5,612,950)	(5,228,833)

Investor C	(1,653,758)	(2,104,275)

Decrease in net assets resulting from distributions to shareholders	(213,044,677)	(159,195,535)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	1,006,153,597	2,577,735,080

NET ASSETS

Total increase in net assets	630,247,401	2,988,159,972

Beginning of period	7,993,361,335	5,005,201,363

End of period	$8,623,608,736	$7,993,361,335

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund

	Institutional
	Six Months Ended 11/30/21		Year Ended		Period from 10/01/19		Year Ended September 30,
	(unaudited)		05/31/21		to 05/31/20		2019	2018	2017	2016

Net asset value, beginning of period	$10.31		$9.70		$9.88		$9.39	$9.58	$8.80	$8.94

Net investment income (loss)(a)		(0.04)	(0.07)		0.00	(b)	0.11	0.07	(0.04)	(0.06)
Net realized and unrealized gain (loss)		(0.16)	0.98		0.14		0.56	0.20	0.92	0.46

Net increase (decrease) from investment operations		(0.20)	0.91		0.14		0.67	0.27	0.88	0.40

Distributions(c)

From net investment income		(0.04)	(0.00	)(d)	(0.05)		(0.06)	—	—	—
From net realized gain		(0.22)	(0.30)		(0.27)		(0.12)	(0.46)	(0.10)	(0.58)

Total distributions		(0.26)	(0.30)		(0.32)		(0.18)	(0.46)	(0.10)	(0.58)

Capital contributions — affiliated(e)	—		—		—		—	—	—	0.04

Net asset value, end of period	$9.85		$10.31		$9.70		$9.88	$9.39	$9.58	$8.80

Total Return(f)

Based on net asset value	(1.92	)%(g)	9.60%		1.53	%(g)	7.30%	3.04%	10.08%	5.11	%(h)

Ratios to Average Net Assets(i)

Total expenses	1.20	%(j)	1.23%		1.27	%(j)	1.34%	1.43%	1.55%	1.58%

Total expenses after fees waived and/or reimbursed	1.16	%(j)	1.18%		1.20	%(j)	1.28%	1.36%	1.41%	1.42%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.16	%(j)	1.18%		1.19	%(j)	1.25%	1.30%	1.38%	1.38%

Net investment income (loss)	(0.77	)%(j)	(0.73)%		0.06	%(j)	1.11%	0.75%	(0.39)%	(0.67)%

Supplemental Data

Net assets, end of period (000)	$8,323,353		$7,695,420		$4,779,208		$3,128,313	$786,155	$145,557	$76,046

Portfolio turnover rate(k)		29%	64%		63%		177%	135%	199%	233%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Payment received from affiliates related to certain shareholder transactions.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Includes payment received from affiliates, which impacted the Fund’s total return. Excluding the payment from affiliates, the Fund’s total return is 4.64%.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/21	Year Ended	Period from 10/01/19	Year Ended September 30,
	(unaudited)	05/31/21	to 05/31/20	2019	2018	2017	2016

Investments in underlying funds	0.08%	0.14%	0.16%	0.22%	0.20%	0.15%	0.16%

(j)	Annualized.
(k)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights   (continued)

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund (continued)

	Investor A
	Six Months Ended 11/30/21		Year Ended	Period from 10/01/19		Year Ended September 30,
	(unaudited)		05/31/21	to 05/31/20		2019	2018	2017	2016

Net asset value, beginning of period	$9.86		$9.31	$9.49		$9.03	$9.22	$8.48	$8.65

Net investment income (loss)(a)		(0.05)	(0.09)	(0.01)		0.08	0.03	(0.06)	(0.07)
Net realized and unrealized gain (loss)		(0.15)	0.93	0.13		0.54	0.22	0.88	0.44

Net increase (decrease) from investment operations		(0.20)	0.84	0.12		0.62	0.25	0.82	0.37

Distributions(b)

From net investment income		(0.02)	—	(0.03)		(0.04)	—	—	—
From net realized gain		(0.22)	(0.29)	(0.27)		(0.12)	(0.44)	(0.08)	(0.58)

Total distributions		(0.24)	(0.29)	(0.30)		(0.16)	(0.44)	(0.08)	(0.58)

Capital contributions — affiliated(c)	—		—	—		—	—	—	0.04

Net asset value, end of period	$9.42		$9.86	$9.31		$9.49	$9.03	$9.22	$8.48

Total Return(d)

Based on net asset value	(2.01	)%(e)	9.24%	1.40	%(e)	7.04%	2.86%	9.71%	4.92	%(f)

Ratios to Average Net Assets(g)

Total expenses	1.45	%(h)	1.48%	1.52	%(h)	1.59%	1.69%	1.86%	1.92%

Total expenses after fees waived and/or reimbursed	1.42	%(h)	1.43%	1.45	%(h)	1.53%	1.63%	1.68%	1.70%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.41	%(h)	1.42%	1.44	%(h)	1.51%	1.59%	1.65%	1.65%

Net investment income (loss)	(1.01	)%(h)	(0.97)%	(0.17	)%(h)	0.86%	0.31%	(0.69)%	(0.88)%

Supplemental Data

Net assets, end of period (000)	$222,649		$222,327	$161,797		$130,066	$31,321	$31,506	$26,523

Portfolio turnover rate(i)		29%	64%	63%		177%	135%	199%	233%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Payment received from affiliates related to certain shareholder transactions.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from affiliates, which impacted the Fund’s total return. Excluding the payment from affiliates, the Fund’s total return is 4.43%.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/21	Year Ended	Period from 10/01/19	Year Ended September 30,
	(unaudited)	05/31/21	to 05/31/20	2019	2018	2017	2016

Investments in underlying funds	0.08%	0.14%	0.16%	0.22%	0.20%	0.15%	0.16%

(h)	Annualized.
(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Event Driven Equity Fund (continued)

	Investor C
	Six Months Ended 11/30/21		Year Ended	Period from 10/01/19		Year Ended September 30,
	(unaudited)		05/31/21	to 05/31/20		2019		2018	2017	2016

Net asset value, beginning of period	$8.75		$8.33	$8.53		$8.15		$8.37	$7.69	$7.94

Net investment income (loss)(a)		(0.07)	(0.14)	(0.05)		0.01		(0.03)	(0.11)	(0.12)
Net realized and unrealized gain (loss)		(0.14)	0.82	0.12		0.49		0.19	0.79	0.41

Net increase (decrease) from investment operations		(0.21)	0.68	0.07		0.50		0.16	0.68	0.29

Distributions(b)
From net investment income	—		—	—		(0.00	)(c)	—	—	—
From net realized gain		(0.19)	(0.26)	(0.27)		(0.12)		(0.38)	—	(0.58)

Total distributions		(0.19)	(0.26)	(0.27)		(0.12)		(0.38)	—	(0.58)

Capital contributions — affiliated(d)	—		—	—		—		—	—	0.04

Net asset value, end of period	$8.35		$8.75	$8.33		$8.53		$8.15	$8.37	$7.69

Total Return(e)

Based on net asset value	(2.47	)%(f)	8.45%	0.93	%(f)	6.30%		2.06%	8.84%	4.32	%(g)

Ratios to Average Net Assets(h)

Total expenses	2.20	%(i)	2.23%	2.25	%(i)	2.30%		2.44%	2.64%	2.74%

Total expenses after fees waived and/or reimbursed	2.17	%(i)	2.17%	2.18	%(i)	2.24%		2.37%	2.42%	2.43%

Total expenses after fees waived and/or reimbursed and excluding interest expense	2.17	%(i)	2.17%	2.17	%(i)	2.21%		2.33%	2.39%	2.39%

Net investment income (loss)	(1.77	)%(i)	(1.72)%	(0.91	)%(i)	0.15%		(0.42)%	(1.38)%	(1.57)%

Supplemental Data

Net assets, end of period (000)	$77,607		$75,615	$64,196		$44,288		$8,316	$6,686	$6,112

Portfolio turnover rate(j)		29%	64%	63%		177%		135%	199%	233%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Payment received from affiliates related to certain shareholder transactions.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment received from affiliates, which impacted the Fund’s total return. Excluding the payment from affiliates, the Fund’s total return is 3.78%.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/21	Year Ended	Period from 10/01/19	Year Ended September 30,
	(unaudited)	05/31/21	to 05/31/20	2019	2018	2017	2016

Investments in underlying funds	0.08%	0.14%	0.16%	0.22%	0.20%	0.15%	0.16%

(i)	Annualized.
(j)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Event Driven Equity Fund (the “Fund”) is a series of the Corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future

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Notes to Financial Statements (unaudited)  (continued)

obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

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Notes to Financial Statements (unaudited)  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2021, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain

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Notes to Financial Statements (unaudited)  (continued)

and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had no unfunded floating rate loan interests.

Special Purpose Acquisition Companies: Special purpose acquisition companies (SPACs) are companies that have no operations but go public with the intention of merging with or acquiring a company using the proceeds of the SPAC’s initial public offering. The Fund may enter into a commitment with a SPAC for a private investment in a public equity (PIPE) and will satisfy the commitment if and when the SPAC completes its merger or acquisition. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a registration statement for the shares is filed and declared effective. Unfunded SPAC PIPE commitments are marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded SPAC PIPE commitments:

Investment Name	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

Fertitta Entertainment, Inc.	$22,250,000	$23,223,907	$973,907

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund,

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (unaudited)  (continued)

except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received	Net Amount

Credit Suisse Securities (USA) LLC	$3,100,227	$(3,100,227)	$—	$—
Goldman Sachs & Co. LLC	15,731,554	(15,731,554)	—	—
Jefferies LLC	1,926,900	(1,926,900)	—	—
Morgan Stanley	6,324,450	(6,324,450)	—	—

	$27,083,131	$(27,083,131)	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap

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Notes to Financial Statements (unaudited)  (continued)

is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is

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Notes to Financial Statements (unaudited)  (continued)

determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	1.20%
$1 billion - $3 billion	1.13
$3 billion - $5 billion	1.08
$5 billion - $10 billion	1.04
Greater than $10 billion	1.02

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total

Service and distribution fees — class specific	$278,705	$386,064	$664,769

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2021, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2021, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Total

Reimbursed amounts	$ 4,892	$ 1,397	$ 520	$6,809

For the six months ended November 30, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Total

Transfer agent fees — class specific	$3,652,864	$102,472	$36,714	$3,792,050

Other Fees: For the six months ended November 30, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $2,569.

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Notes to Financial Statements (unaudited)  (continued)

For the six months ended November 30, 2021, affiliates received CDSCs as follows:

Share Class	Amounts

Investor A	$11,529
Investor C	5,260

$16,789

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended November 30, 2021, the amount waived and/or reimbursed was $718,991.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds, and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended November 30, 2021, the Manager waived $630,522 in investment advisory fees pursuant to this arrangement.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C

1.38%	1.65%	2.39%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 77% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended November 30, 2021, the Fund paid BIM $130,654 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (unaudited)  (continued)

outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2021, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended November 30, 2021, purchases and sales of investments, excluding short-term investments, were $432,672,505 and $413,665,785, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of November 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of November 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$8,246,668,153

Gross unrealized appreciation	$481,717,785
Gross unrealized depreciation	(152,497,751)

Net unrealized appreciation (depreciation)	$329,220,034

9.	BANK BORROWINGS

The Corporation, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month London Interbank Offered Rate (“LIBOR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2021, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

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Notes to Financial Statements (unaudited)  (continued)

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

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Notes to Financial Statements (unaudited)  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/21		Year Ended 05/31/21

Share Class	Shares	Amounts	Shares	Amounts

Institutional

Shares sold	195,625,459	$1,949,689,128	410,037,256	$4,072,034,695

Shares issued in reinvestment of distributions	16,346,952	162,325,238	12,460,516	118,748,722

Shares redeemed	(113,080,405)	(1,122,104,190)	(168,863,830)	(1,669,981,677)

	98,892,006	$989,910,176	253,633,942	$2,520,801,740

Investor A

Shares sold and automatic conversion of shares	5,941,371	$56,647,120	13,032,748	$123,749,871

Shares issued in reinvestment of distributions	576,115	5,473,095	552,150	5,041,130

Shares redeemed	(5,414,275)	(51,434,565)	(8,428,906)	(79,691,610)

	1,103,211	$10,685,650	5,155,992	$49,099,391

Investor C

Shares sold	1,512,618	$12,826,723	2,805,147	$23,718,577

Shares issued in reinvestment of distributions	194,213	1,641,104	255,036	2,081,097

Shares redeemed and automatic conversion of shares	(1,056,480)	(8,910,056)	(2,128,927)	(17,965,725)

	650,351	$5,557,771	931,256	$7,833,949

	100,645,568	$1,006,153,597	259,721,190	$2,577,735,080

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Large Cap Series Funds, Inc. (the “Corporation”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Event Driven Equity Fund (the “Fund”), a series of the Corporation, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Corporation, on behalf of the Fund, met on November 9-10, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)	The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)	Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size (“RATS”). The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)	Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Fund, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	41

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	43

Glossary of Terms Used in this Report

Currency Abbreviation

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

LIBOR	London Interbank Offered Rate

LP	Limited Partnership

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SPDR	Standard & Poor’s Depository Receipt

44	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EDE-11/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable

2

(a)(4) Change in Registrant’s independent public accountant – Not applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: February 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: February 2, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc.

Date: February 2, 2022

4